Exhibit 99.1

UNUMPROVIDENT

STATISTICAL SUPPLEMENT
Fourth Quarter 2003

STATISTICAL SUPPLEMENT

Fourth Quarter 2003

UnumProvident

Statistical Supplement Fourth Quarter 2003

TABLE OF CONTENTS

(dollars in millions, except share data)

Interim Results are Unaudited

Throughout this supplement, operating revenue and operating income (loss) before income taxes exclude realized investment gains and losses.

N.M. = not a meaningful percentage

UnumProvident Financial Highlights

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Financial Results
Premium Income	$1,911.9	$1,803.0	$7,615.7	$7,151.1	$6,797.2
Segment Operating Revenue	$2,547.7	$2,418.8	$10,165.4	$9,568.2	$9,102.5
Net Realized Investment Loss	(36.4)	(80.8)	(173.8)	(309.1)	(100.0)

Revenue	$2,511.3	$2,338.0	$9,991.6	$9,259.1	$9,002.5

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(208.0)	$98.7	$(264.6)	$396.9	$532.3
Income (Loss) from Discontinued Operations, net of tax	(179.1)	3.5	(161.7)	11.4	8.9
Cumulative Effect of Accounting Principle Change, net of tax	39.9	—	39.9	(7.1)	—

Net Income (Loss)	$(347.2)	$102.2	$(386.4)	$401.2	$541.2

Assets			$49,718.3	$45,259.5	$42,442.7
Stockholders’ Equity			$7,271.0	$6,843.2	$5,939.9

Note:	Included in the net loss for the fourth quarter of 2003 is an increase in group income protection GAAP reserves of $440.0 million before tax, or $286.0 million after tax; write-downs related to the Argentina and Japan operations of $14.7 million before tax, or $5.3 million after tax; write-downs related to the Canadian branch discontinued operations of $200.2 million before tax, or $196.9 million after tax; and a cumulative effect of accounting principle change of $61.3 million before tax, or $39.9 million after tax for DIG B36. Results presented for the year ended December 31, 2003 also include the first quarter of 2003 increase in group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax. See “Notes to Statistical Supplement” on page 13 for additional information.

UnumProvident Financial Highlights

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Per Common Share Information

Assuming Dilution:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(0.71)	$0.41	$(0.96)	$1.63	$2.19
Income (Loss) from Discontinued Operations, net of tax	(0.61)	0.01	(0.58)	0.05	0.03
Cumulative Effect of Accounting Principle Change, net of tax	0.14	—	0.14	(0.03)	—

Net Income (Loss)	$(1.18)	$0.42	$(1.40)	$1.65	$2.22

Basic:
Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(0.71)	$0.41	$(0.96)	$1.64	$2.20
Income (Loss) from Discontinued Operations, net of tax	(0.61)	0.01	(0.58)	0.05	0.04
Cumulative Effect of Accounting Principle Change, net of tax	0.14	—	0.14	(0.03)	—

Net Income (Loss)	$(1.18)	$0.42	$(1.40)	$1.66	$2.24

Dividends Paid	$0.0750	$0.1475	$0.3725	$0.5900	$0.5900

Book Value			$24.55	$28.33	$24.52

Price (UNM closing price on last trading day of period)			$15.77	$17.54	$26.51

1.1

UnumProvident Consolidated Statements of Operations

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Revenue
Premium Income	$1,911.9	$1,803.0	$7,615.7	$7,151.1	$6,797.2
Net Investment Income	548.8	522.7	2,158.4	2,028.9	1,951.1
Net Realized Investment Loss	(36.4)	(80.8)	(173.8)	(309.1)	(100.0)
Other Income	87.0	93.1	391.3	388.2	354.2

Total Revenue	2,511.3	2,338.0	9,991.6	9,259.1	9,002.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	2,193.0	1,604.6	7,868.1	6,324.8	5,983.9
Commissions	201.3	205.4	844.1	820.2	744.1
Interest and Debt Expense	49.8	42.4	187.2	162.4	169.6
Deferral of Policy Acquisition Costs	(159.1)	(167.4)	(665.9)	(671.4)	(660.5)
Amortization of Deferred Policy Acquisition Costs	112.9	88.9	458.6	398.9	422.6
Amortization of Value of Business Acquired and Goodwill	7.4	8.9	37.5	39.0	71.7
Other Operating Expenses	436.8	408.9	1,697.2	1,592.0	1,522.7

Total Benefits and Expenses	2,842.1	2,191.7	10,426.8	8,665.9	8,254.1

Income (Loss) from Continuing Operations Before Income Taxes and Cumulative Effect of Accounting Principle Change	(330.8)	146.3	(435.2)	593.2	748.4

Income Taxes (Credit)	(122.8)	47.6	(170.6)	196.3	216.1

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	(208.0)	98.7	(264.6)	396.9	532.3

Income (Loss) from Discontinued Operations, net of tax	(179.1)	3.5	(161.7)	11.4	8.9

Cumulative Effect of Accounting Principle Change, net of tax	39.9	—	39.9	(7.1)	—

Net Income (Loss)	$(347.2)	$102.2	$(386.4)	$401.2	$541.2

Average Number of Shares Outstanding

Basic	294,822,409	241,559,974	276,132,176	242,032,884	241,824,878
Dilutive Securities:
Purchase Contracts (see page 13)	—	—	—	—	—
Options and Other Dilutive Securities	—	569,177	—	1,037,230	1,783,842

Assuming Dilution	294,822,409	242,129,151	276,132,176	243,070,114	243,608,720

Actual Number of Shares Outstanding			296,143,422	241,587,260	242,218,701

Note:	Included in the net loss for the fourth quarter of 2003 is an increase in group income protection GAAP reserves of $440.0 million before tax, or $286.0 million after tax; write-downs related to the Argentina and Japan operations of $14.7 million before tax, or $5.3 million after tax; write-downs related to the Canadian branch discontinued operations of $200.2 million before tax, or $196.9 million after tax; and a cumulative effect of accounting principle change of $61.3 million before tax, or $39.9 million after tax for DIG B36. Results presented for the year ended December 31, 2003 also include the first quarter of 2003 increase in group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax. See “Notes to Statistical Supplement” on page 13 for additional information.

UnumProvident Financial Sales Data

	Three Months Ended			Year Ended
	12/31/2003	12/31/2002	% Change	12/31/2003	12/31/2002	12/31/2001
Income Protection Segment
Fully Insured Products
Group Long-term Income Protection	$153.0	$173.2	(11.7)%	$380.6	$382.2	$380.4
Group Short-term Income Protection	60.0	53.4	12.4	127.2	129.3	163.0
Individual Income Protection	36.5	41.4	(11.8)	134.9	146.8	138.3
Group Long-term Care	11.8	8.2	43.9	27.0	23.5	21.7
Individual Long-term Care	7.9	19.3	(59.1)	43.9	63.7	53.8

Total Fully Insured Products	269.2	295.5	(8.9)	713.6	745.5	757.2

Administrative Services Only (ASO) Products
Group Long-term Income Protection	3.9	1.1	254.5	6.5	4.8	1.5
Group Short-term Income Protection	8.0	13.9	(42.4)	14.4	20.2	12.4

Total ASO Products	11.9	15.0	(20.7)	20.9	25.0	13.9

Income Protection Segment	$281.1	$310.5	(9.5)	$734.5	$770.5	$771.1

Life and Accident Segment
Group Life	$107.2	$144.0	(25.6)	$269.3	$288.6	$346.2
Accidental Death & Dismemberment	11.4	18.6	(38.7)	26.6	41.1	53.3
Brokerage Voluntary Life and Other	14.2	13.5	5.2	75.3	57.5	41.8

Life and Accident Segment	$132.8	$176.1	(24.6)	$371.2	$387.2	$441.3

Colonial Segment	$98.2	$84.0	16.9	$285.2	$257.1	$243.0

Total Sales from Continuing Operations	$512.1	570.6	(10.3)	$1,390.9	$1,414.8	$1,455.4

Sales from Discontinued Operations	$11.4	8.4	35.7	$36.6	$34.5	$39.6

Total	$523.5	$579.0	(9.6)%	$1,427.5	$1,449.3	$1,495.0

UnumProvident Consolidated Balance Sheets

	December 31,
	2003	2002
Assets
Investments
Fixed Maturity Securities Available-for-Sale
Continuing	$30,084.2	$26,639.5
Discontinued	1,102.4	846.8

Total Fixed Maturity Securities Available-for-Sale	31,186.6	27,486.3
Equity Securities	39.1	27.9
Mortgage Loans	474.7	599.9
Real Estate	25.9	37.1
Policy Loans	2,877.9	2,743.7
Other Long-term Investments	91.9	38.6
Short-term Investments	332.2	212.6

Total Investments	35,028.3	31,146.1

Cash and Bank Deposits	119.2	142.2
Reinsurance Receivable	6,242.6	5,968.6
Accrued Investment Income	543.6	578.6
Deferred Policy Acquisition Costs	3,051.9	2,832.5
Value of Business Acquired	463.5	456.2
Goodwill	476.7	475.5
Other Discontinued Assets	330.2	443.2
Other Assets	3,429.8	3,188.7
Separate Account Assets	32.5	27.9

Total Assets	$49,718.3	$45,259.5

Liabilities
Policy and Contract Benefits	$1,928.4	$1,895.0
Reserves for Future Policy and Contract Benefits and Unearned Premiums	31,431.1	28,067.4
Other Policyholders’ Funds	2,493.3	2,542.4
Income Tax	946.8	932.6
Short-term Debt	—	255.0
Long-term Debt	2,789.0	1,914.0
Other Discontinued Liabilities	1,462.6	1,103.1
Other Liabilities	1,363.6	1,378.9
Separate Account Liabilities	32.5	27.9

Total Liabilities	42,447.3	38,116.3

Company-Obligated Mandatorily Redeemable Preferred Securities of Subsidiary Trust	—	300.0

Stockholders’ Equity
Common Stock	29.8	24.4
Additional Paid-in Capital	1,609.1	1,086.8
Retained Earnings	4,526.9	5,011.4
Accumulated Other Comprehensive Income	1,171.2	777.4
Treasury Stock	(54.2)	(54.2)
Deferred Compensation	(11.8)	(2.6)

Total Stockholders’ Equity	7,271.0	6,843.2

Total Liabilities and Stockholders’ Equity	$49,718.3	$45,259.5

UnumProvident Segment Deferred Policy Acquisition Cost

	Income Protection	Life and Accident	Colonial	Corporate and Other	Consolidated
Balances at December 31, 2000	$1,558.9	$354.8	$371.4	$32.6	$2,317.7
Capitalized - Continuing	372.1	152.3	135.8	0.3	660.5
Amortized - Continuing	(211.2)	(79.9)	(100.9)	(30.6)	(422.6)
Translation of Foreign Currency	3.1	(1.4)	—	(0.8)	0.9
Disposal Due to Reinsurance Transaction	—	—	(6.4)	—	(6.4)

Balances at December 31, 2001	1,722.9	425.8	399.9	1.5	2,550.1

Capitalized - Continuing	374.6	148.4	148.4	—	671.4
Amortized - Continuing	(204.5)	(86.6)	(107.7)	(0.1)	(398.9)
Translation of Foreign Currency	12.6	(2.1)	—	(0.6)	9.9

Balances at December 31, 2002	1,905.6	485.5	440.6	0.8	2,832.5

Capitalized - Continuing	340.6	159.3	166.1	(0.1)	665.9
Amortized - Continuing	(232.3)	(108.0)	(118.3)	—	(458.6)
Translation of Foreign Currency	11.3	0.6	—	0.2	12.1

Balances at December 31, 2003	$2,025.2	$537.4	$488.4	$0.9	$3,051.9

4.1

UnumProvident Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2003	12/31/2002	% Change	12/31/2003	12/31/2002	% Change
Premium Income
Income Protection	$1,244.6	$1,188.6	4.7%	$4,965.5	$4,677.0	6.2%
Life and Accident	482.4	448.7	7.5	1,922.4	1,799.8	6.8
Colonial	177.2	163.0	8.7	693.5	636.7	8.9
Other	7.7	2.7	185.2	34.3	37.6	(8.8)

	1,911.9	1,803.0	6.0	7,615.7	7,151.1	6.5

Net Investment Income
Income Protection	432.5	417.9	3.5	1,713.2	1,597.6	7.2
Life and Accident	46.7	49.0	(4.7)	191.5	192.6	(0.6)
Colonial	25.2	20.4	23.5	90.0	79.6	13.1
Other	33.3	34.8	(4.3)	140.1	154.2	(9.1)
Corporate	11.1	0.6	N.M.	23.6	4.9	N.M.

	548.8	522.7	5.0	2,158.4	2,028.9	6.4

Other Income
Income Protection	80.2	70.9	13.1	332.9	301.5	10.4
Life and Accident	5.7	4.7	21.3	16.5	14.4	14.6
Colonial	0.4	0.4	—	2.5	3.7	(32.4)
Other	2.1	12.3	(82.9)	31.4	39.5	(20.5)
Corporate	(1.4)	4.8	(129.2)	8.0	29.1	(72.5)

	87.0	93.1	(6.6)	391.3	388.2	0.8

Total Operating Revenue
Income Protection	1,757.3	1,677.4	4.8	7,011.6	6,576.1	6.6
Life and Accident	534.8	502.4	6.4	2,130.4	2,006.8	6.2
Colonial	202.8	183.8	10.3	786.0	720.0	9.2
Other	43.1	49.8	(13.5)	205.8	231.3	(11.0)
Corporate	9.7	5.4	79.6	31.6	34.0	(7.1)

	2,547.7	2,418.8	5.3	10,165.4	9,568.2	6.2

UnumProvident Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2003	12/31/2002	% Change	12/31/2003	12/31/2002	% Change
Benefits and Expenses
Income Protection	$2,113.0	$1,530.1	38.1%	$7,515.9	$5,953.9	26.2%
Life and Accident	462.2	416.4	11.0	1,865.6	1,754.6	6.3
Colonial	165.2	147.6	11.9	639.3	582.5	9.8
Other	45.4	41.2	10.2	180.9	185.9	(2.7)
Corporate	56.3	56.4	(0.2)	225.1	189.0	19.1

	2,842.1	2,191.7	29.7	10,426.8	8,665.9	20.3

Income (Loss) from Continuing Operations Before Income Taxes, Net Realized Investment Loss, and Cumulative Effect of Accounting Principle Change
Income Protection	(355.7)	147.3	N.M.	(504.3)	622.2	(181.1)
Life and Accident	72.6	86.0	(15.6)	264.8	252.2	5.0
Colonial	37.6	36.2	3.9	146.7	137.5	6.7
Other	(2.3)	8.6	(126.7)	24.9	45.4	(45.2)
Corporate	(46.6)	(51.0)	8.6	(193.5)	(155.0)	(24.8)

	(294.4)	227.1	N.M.	(261.4)	902.3	(129.0)

Income Taxes (Credit)	(110.3)	75.8	N.M.	(110.1)	303.7	(136.3)

Income (Loss) from Continuing Operations Before Net Realized Investment Loss and Cumulative Effect of Accounting Principle Change	(184.1)	151.3	N.M.	(151.3)	598.6	(125.3)

Net Realized Investment Loss	(36.4)	(80.8)	(55.0)	(173.8)	(309.1)	(43.8)

Tax Credit on Net Realized Investment Loss	12.5	28.2	(55.7)	60.5	107.4	(43.7)
Income (Loss) from Discontinued Operations, net of tax	(179.1)	3.5	N.M.	(161.7)	11.4	N.M.

Cumulative Effect of Accounting Principle Change, net of tax	39.9	—	—	39.9	(7.1)	N.M.

Net Income (Loss)	$(347.2)	$102.2	N.M.	$(386.4)	$401.2	(196.3)

Note:	See “Notes to Statistical Supplement” on page 13 for additional information.

5.1

UnumProvident Quarterly Historical Financial Results by Segment

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01
Premium Income
Income Protection	$1,244.6	$1,254.3	$1,246.4	$1,220.2	$1,188.6	$1,177.2	$1,165.5	$1,145.7	$1,118.4
Life and Accident	482.4	484.0	485.5	470.5	448.7	453.6	455.6	441.9	430.7
Colonial	177.2	174.0	171.7	170.6	163.0	160.9	156.5	156.3	150.4
Other	7.7	9.0	7.6	10.0	2.7	13.9	11.7	9.3	(1.6)

	1,911.9	1,921.3	1,911.2	1,871.3	1,803.0	1,805.6	1,789.3	1,753.2	1,697.9

Net Investment Income
Income Protection	432.5	441.7	424.5	414.5	417.9	410.9	392.1	376.7	375.8
Life and Accident	46.7	50.7	47.1	47.0	49.0	49.1	47.5	47.0	46.6
Colonial	25.2	22.9	21.1	20.8	20.4	20.7	19.3	19.2	20.9
Other	33.3	32.2	38.2	36.4	34.8	37.7	39.5	42.2	30.1
Corporate	11.1	7.8	4.1	0.6	0.6	—	3.1	1.2	6.6

	548.8	555.3	535.0	519.3	522.7	518.4	501.5	486.3	480.0

Other Income
Income Protection	80.2	91.6	91.8	69.3	70.9	76.9	88.6	65.1	63.2
Life and Accident	5.7	4.0	3.7	3.1	4.7	4.9	2.4	2.4	5.1
Colonial	0.4	0.4	1.3	0.4	0.4	1.4	1.4	0.5	0.4
Other	2.1	9.0	9.0	11.3	12.3	10.0	8.3	8.9	5.7
Corporate	(1.4)	0.5	3.7	5.2	4.8	5.8	4.5	14.0	5.7

	87.0	105.5	109.5	89.3	93.1	99.0	105.2	90.9	80.1

Total Operating Revenue
Income Protection	1,757.3	1,787.6	1,762.7	1,704.0	1,677.4	1,665.0	1,646.2	1,587.5	1,557.4
Life and Accident	534.8	538.7	536.3	520.6	502.4	507.6	505.5	491.3	482.4
Colonial	202.8	197.3	194.1	191.8	183.8	183.0	177.2	176.0	171.7
Other	43.1	50.2	54.8	57.7	49.8	61.6	59.5	60.4	34.2
Corporate	9.7	8.3	7.8	5.8	5.4	5.8	7.6	15.2	12.3

	2,547.7	2,582.1	2,555.7	2,479.9	2,418.8	2,423.0	2,396.0	2,330.4	2,258.0

UnumProvident Quarterly Historical Financial Results by Segment

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01
Benefits and Expenses
Income Protection	$2,113.0	$1,680.3	$1,658.9	$2,063.7	$1,530.1	$1,505.2	$1,489.4	$1,429.2	$1,407.5
Life and Accident	462.2	472.4	473.2	457.8	416.4	446.8	443.9	447.5	416.7
Colonial	165.2	158.8	158.7	156.6	147.6	148.6	143.3	143.0	135.0
Other	45.4	41.5	48.0	46.0	41.2	49.7	44.1	50.9	21.8
Corporate	56.3	55.6	53.0	60.2	56.4	40.7	47.5	44.4	62.2

	2,842.1	2,408.6	2,391.8	2,784.3	2,191.7	2,191.0	2,168.2	2,115.0	2,043.2

Income (Loss) from Continuing Operations Before Income Taxes, Net Realized Investment Loss, and Cumulative Effect of Accounting Principle Change
Income Protection	(355.7)	107.3	103.8	(359.7)	147.3	159.8	156.8	158.3	149.9
Life and Accident	72.6	66.3	63.1	62.8	86.0	60.8	61.6	43.8	65.7
Colonial	37.6	38.5	35.4	35.2	36.2	34.4	33.9	33.0	36.7
Other	(2.3)	8.7	6.8	11.7	8.6	11.9	15.4	9.5	12.4
Corporate	(46.6)	(47.3)	(45.2)	(54.4)	(51.0)	(34.9)	(39.9)	(29.2)	(49.9)

	(294.4)	173.5	163.9	(304.4)	227.1	232.0	227.8	215.4	214.8

Income Taxes (Credit)	(110.3)	58.7	52.5	(111.0)	75.8	81.4	78.1	68.4	75.7

Income (Loss) from Continuing Operations Before Net Realized Investment Loss and Cumulative Effect of Accounting Principle Change	(184.1)	114.8	111.4	(193.4)	151.3	150.6	149.7	147.0	139.1

Net Realized Investment Loss	(36.4)	(25.8)	(26.5)	(85.1)	(80.8)	(63.6)	(77.5)	(87.2)	(69.3)

Tax Credit on Net Realized Investment Loss	12.5	9.3	9.2	29.5	28.2	22.1	27.0	30.1	24.5

Income (Loss) from Discontinued Operations, net of tax	(179.1)	10.4	4.4	2.6	3.5	4.3	(1.5)	5.1	3.3

Cumulative Effect of Accounting Principle Change, net of tax	39.9	—	—	—	—	—	—	(7.1)	—

Net Income (Loss)	$(347.2)	$108.7	$98.5	$(246.4)	$102.2	$113.4	$97.7	$87.9	$97.6

Per Common Share—Assuming Dilution

Income (Loss) from Continuing Operations Before Cumulative Effect of Accounting Principle Change	$(0.71)	$0.33	$0.34	$(1.03)	$0.41	$0.45	$0.41	$0.37	$0.39

Income (Loss) from Discontinued Operations, net of tax	(0.61)	0.03	0.02	0.01	0.01	0.02	(0.01)	0.02	0.01

Cumulative Effect of Accounting Principle Change, net of tax	0.14	—	—	—	—	—	—	(0.03)	—

Net Income (Loss)	$(1.18)	$0.36	$0.36	$(1.02)	$0.42	$0.47	$0.40	$0.36	$0.40

Note: See “Notes to Statistical Supplement” on page 13 for information.

6.1

UnumProvident Financial Results for Income Protection Segment

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$1,244.6	$1,188.6	$4,965.5	$4,677.0	$4,412.7
Net Investment Income	432.5	417.9	1,713.2	1,597.6	1,482.0
Other Income	80.2	70.9	332.9	301.5	264.6

Total Operating Revenue	1,757.3	1,677.4	7,011.6	6,576.1	6,159.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,690.6	1,147.7	5,847.5	4,408.9	4,079.7
Commissions	115.5	127.3	491.1	508.3	460.0
Deferral of Policy Acquisition Costs	(80.0)	(96.6)	(340.6)	(374.6)	(372.1)
Amortization of Deferred Policy Acquisition Costs	55.1	44.8	232.3	204.5	211.2
Amortization of Value of Business Acquired	8.1	8.4	36.6	37.1	42.8
Operating Expenses	323.7	298.5	1,249.0	1,169.7	1,094.8

Total Benefits and Expenses	2,113.0	1,530.1	7,515.9	5,953.9	5,516.4

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$(355.7)	$147.3	$(504.3)	$622.2	$642.9

Operating Ratios
Benefit Ratio	135.8%	96.6%	117.8%	94.3%	92.5%
Operating Expense Ratio	26.0%	25.1%	25.2%	25.0%	24.8%
Before-tax Profit (Loss) Margin	(28.6)%	12.4%	(10.2)%	13.3%	14.6%

Note:	Included in the net loss for the three and twelve months ended December 31, 2003 is an increase in group income protection GAAP reserves of $440.0 million before tax, or $286.0 million after tax. Also included in the net loss for the twelve months ended December 31, 2003 is the first quarter of 2003 increase in group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax.

UnumProvident Financial Results for Income Protection Segment—Excluding Closed Block

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$1,007.2	$908.4	$3,937.0	$3,570.7	$3,275.9
Net Investment Income	221.5	206.8	889.0	783.1	726.2
Other Income	61.4	53.6	237.0	215.8	183.7

Total Operating Revenue	1,290.1	1,168.8	5,063.0	4,569.6	4,185.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,322.5	746.5	4,313.9	2,864.7	2,607.1
Commissions	98.8	101.6	405.6	399.1	349.2
Deferral of Policy Acquisition Costs	(78.6)	(94.3)	(333.1)	(361.2)	(350.8)
Amortization of Deferred Policy Acquisition Costs	45.1	36.5	191.0	168.3	170.5
Amortization of Value of Business Acquired	1.1	0.7	3.9	2.2	2.2
Operating Expenses	279.1	248.9	1,048.5	957.3	870.4

Total Benefits and Expenses	1,668.0	1,039.9	5,629.8	4,030.4	3,648.6

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$(377.9)	$128.9	$(566.8)	$539.2	$537.2

Operating Ratios
Benefit Ratio	131.3%	82.2%	109.6%	80.2%	79.6%
Operating Expense Ratio	27.7%	27.4%	26.6%	26.8%	26.6%
Before-tax Profit (Loss) Margin	(37.5)%	14.2%	(14.4)%	15.1%	16.4%

Note:	Included in the net loss for the three and twelve months ended December 31, 2003 is an increase in group income protection GAAP reserves of $440.0 million before tax, or $286.0 million after tax. Also included in the net loss for the twelve months ended December 31, 2003 is the first quarter of 2003 increase in group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax.

7.05

UnumProvident Financial Results for Group Income Protection

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Long-term Income Protection	$620.0	$556.9	$2,402.9	$2,198.7	$2,053.5
Group Short-term Income Protection	159.0	149.4	630.9	601.6	567.2

Total Premium Income	779.0	706.3	3,033.8	2,800.3	2,620.7
Net Investment Income	175.5	168.6	704.3	639.2	594.9
Other Income	16.0	7.2	56.4	34.0	27.6

Total Operating Revenue	970.5	882.1	3,794.5	3,473.5	3,243.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,163.9	606.8	3,684.6	2,338.4	2,190.4
Commissions	54.6	55.2	227.1	229.4	208.5
Deferral of Policy Acquisition Costs	(36.3)	(37.1)	(146.1)	(152.9)	(153.1)
Amortization of Deferred Policy Acquisition Costs	28.5	17.5	105.5	97.5	89.4
Amortization of Value of Business Acquired	1.0	0.6	3.6	2.0	2.0
Operating Expenses	187.8	158.6	687.0	608.7	551.8

Total Benefits and Expenses	1,399.5	801.6	4,561.7	3,123.1	2,889.0

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$(429.0)	$80.5	$(767.2)	$350.4	$354.2

Operating Ratios
Benefit Ratio	149.4%	85.9%	121.5%	83.5%	83.6%
Operating Expense Ratio	24.1%	22.5%	22.6%	21.7%	21.1%
Before-tax Profit (Loss) Margin	(55.1)%	11.4%	(25.3)%	12.5%	13.5%

Note:	Included in the net loss for the three and twelve months ended December 31, 2003 is an increase in group income protection GAAP reserves of $440.0 million before tax, or $286.0 million after tax. Also included in the net loss for the twelve months ended December 31, 2003 is the first quarter of 2003 increase in group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax.

7.1

UnumProvident Financial Results for Individual Income Protection

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$359.5	$390.0	$1,527.1	$1,540.9	$1,530.6
Net Investment Income	233.2	234.6	925.4	901.9	842.0
Other Income	20.9	19.2	103.7	92.2	86.4

Total Operating Revenue	613.6	643.8	2,556.2	2,535.0	2,459.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	437.9	464.5	1,820.3	1,792.3	1,684.1
Commissions	42.8	50.7	191.5	203.3	191.4
Deferral of Policy Acquisition Costs	(30.4)	(38.9)	(133.9)	(146.6)	(147.0)
Amortization of Deferred Policy Acquisition Costs	21.0	21.5	102.9	84.1	102.6
Amortization of Value of Business Acquired	7.1	7.8	33.0	35.1	40.8
Operating Expenses	81.7	83.0	339.2	337.0	343.9

Total Benefits and Expenses	560.1	588.6	2,353.0	2,305.2	2,215.8

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$53.5	$55.2	$203.2	$229.8	$243.2

Operating Ratios
Benefit Ratio	121.8%	119.1%	119.2%	116.3%	110.0%
Interest Adjusted Loss Ratio	74.0%	73.0%	71.7%	68.6%	65.5%
Operating Expense Ratio	22.7%	21.3%	22.2%	21.9%	22.5%
Before-tax Profit Margin	14.9%	14.2%	13.3%	14.9%	15.9%

7.2

UnumProvident Financial Results for Individual Income Protection—Recently Issued

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$122.1	$109.8	$498.6	$434.6	$393.8
Net Investment Income	22.2	23.5	101.2	87.4	86.2
Other Income	2.1	1.9	7.8	6.5	5.5

Total Operating Revenue	146.4	135.2	607.6	528.5	485.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	69.8	63.3	286.7	248.1	211.5
Commissions	26.1	25.0	106.0	94.1	80.6
Deferral of Policy Acquisition Costs	(29.0)	(36.6)	(126.4)	(133.2)	(125.7)
Amortization of Deferred Policy Acquisition Costs	11.0	13.2	61.6	47.9	61.9
Amortization of Value of Business Acquired	0.1	0.1	0.3	0.2	0.2
Operating Expenses	37.1	33.4	138.7	124.6	119.5

Total Benefits and Expenses	115.1	98.4	466.9	381.7	348.0

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$31.3	$36.8	$140.7	$146.8	$137.5

Operating Ratios
Benefit Ratio	57.2%	57.7%	57.5%	57.1%	53.7%
Interest Adjusted Loss Ratio	41.2%	35.5%	44.7%	43.4%	39.2%
Operating Expense Ratio	30.4%	30.4%	27.8%	28.7%	30.3%
Before-tax Profit Margin	25.6%	33.5%	28.2%	33.8%	34.9%

7.21

UnumProvident Financial Results for Individual Income Protection – Closed Block

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$237.4	$280.2	$1,028.5	$1,106.3	$1,136.8
Net Investment Income	211.0	211.1	824.2	814.5	755.8
Other Income	18.8	17.3	95.9	85.7	80.9

Total Operating Revenue	467.2	508.6	1,948.6	2,006.5	1,973.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	368.1	401.2	1,533.6	1,544.2	1,472.6
Commissions	16.7	25.7	85.5	109.2	110.8
Deferral of Policy Acquisition Costs	(1.4)	(2.3)	(7.5)	(13.4)	(21.3)
Amortization of Deferred Policy Acquisition Costs	10.0	8.3	41.3	36.2	40.7
Amortization of Value of Business Acquired	7.0	7.7	32.7	34.9	40.6
Operating Expenses	44.6	49.6	200.5	212.4	224.4

Total Benefits and Expenses	445.0	490.2	1,886.1	1,923.5	1,867.8

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$22.2	$18.4	$62.5	$83.0	$105.7

Operating Ratios
Benefit Ratio	155.1%	143.2%	149.1%	139.6%	129.5%
Interest Adjusted Loss Ratio	87.2%	82.5%	82.7%	78.1%	73.0%
Operating Expense Ratio	18.8%	17.7%	19.5%	19.2%	19.7%
Before-tax Profit Margin	9.4%	6.6%	6.1%	7.5%	9.3%

7.22

UnumProvident Financial Results for Long-term Care

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Long-term Care	$33.1	$28.0	$124.5	$103.4	$81.1
Individual Long-term Care	73.0	64.3	280.1	232.4	180.3

Total Premium Income	106.1	92.3	404.6	335.8	261.4
Net Investment Income	23.8	14.7	83.5	56.5	45.1
Other Income (Loss)	0.1	0.3	(0.2)	0.5	—

Total Operating Revenue	130.0	107.3	487.9	392.8	306.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	88.8	76.4	342.6	278.2	205.2
Commissions	18.1	21.4	72.5	75.6	60.1
Deferral of Policy Acquisition Costs	(13.3)	(20.6)	(60.6)	(75.1)	(72.0)
Amortization of Deferred Policy Acquisition Costs	5.6	5.8	23.9	22.9	19.2
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	15.2	18.3	67.0	68.1	62.2

Total Benefits and Expenses	114.4	101.3	445.4	369.7	274.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$15.6	$6.0	$42.5	$23.1	$31.8

Operating Ratios
Benefit Ratio	83.7%	82.8%	84.7%	82.8%	78.5%
Operating Expense Ratio	14.3%	19.8%	16.6%	20.3%	23.8%
Before-tax Profit Margin	14.7%	6.5%	10.5%	6.9%	12.2%

7.3

UnumProvident Financial Results for Disability Services

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—
Other Income	43.2	44.2	173.0	174.8	150.6

Total Operating Revenue	43.2	44.2	173.0	174.8	150.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	—	—	—	—	—
Commissions	—	—	—	—	—
Deferral of Policy Acquisition Costs	—	—	—	—	—
Amortization of Deferred Policy Acquisition Costs	—	—	—	—	—
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	39.0	38.6	155.8	155.9	136.9

Total Benefits and Expenses	39.0	38.6	155.8	155.9	136.9

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$4.2	$5.6	$17.2	$18.9	$13.7

7.4

UnumProvident Financial Results for Life and Accident Segment

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Life and Accidental Death & Dismemberment	$432.3	$405.6	$1,723.2	$1,634.2	$1,520.2
Brokerage Voluntary Life and Other	50.1	43.1	199.2	165.6	140.6

Total Premium Income	482.4	448.7	1,922.4	1,799.8	1,660.8
Net Investment Income	46.7	49.0	191.5	192.6	182.8
Other Income	5.7	4.7	16.5	14.4	10.0

Total Operating Revenue	534.8	502.4	2,130.4	2,006.8	1,853.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	358.1	328.5	1,468.1	1,397.6	1,346.4
Commissions	43.0	41.6	177.3	164.9	142.9
Deferral of Policy Acquisition Costs	(38.6)	(33.4)	(159.3)	(148.4)	(152.3)
Amortization of Deferred Policy Acquisition Costs	28.1	18.1	108.0	86.6	79.9
Amortization of Value of Business Acquired	0.5	0.1	1.8	0.4	0.4
Operating Expenses	71.1	61.5	269.7	253.5	252.0

Total Benefits and Expenses	462.2	416.4	1,865.6	1,754.6	1,669.3

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$$72.6	$86.0	$264.8	$252.2	$184.3

Operating Ratios
Benefit Ratio	74.2%	73.2%	76.4%	77.7%	81.1%
Operating Expense Ratio	14.7%	13.7%	14.0%	14.1%	15.2%
Before-tax Profit Margin	15.0%	19.2%	13.8%	14.0%	11.1%

UnumProvident Financial Results for Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Group Life	$386.6	$355.6	$1,524.6	$1,434.4	$1,330.5
Accidental Death & Dismemberment	45.7	50.0	198.6	199.8	189.7

Total Premium Income	432.3	405.6	1,723.2	1,634.2	1,520.2
Net Investment Income	35.6	39.3	148.0	154.1	143.9
Other Income	2.2	2.0	4.5	2.6	0.3

Total Operating Revenue	470.1	446.9	1,875.7	1,790.9	1,664.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	319.5	296.6	1,322.8	1,268.6	1,230.9
Commissions	27.2	29.8	115.1	117.3	112.2
Deferral of Policy Acquisition Costs	(21.1)	(19.0)	(89.2)	(94.4)	(118.4)
Amortization of Deferred Policy Acquisition Costs	20.0	13.0	74.1	63.1	60.2
Amortization of Value of Business Acquired	0.5	—	1.5	—	—
Operating Expenses	59.2	50.3	223.5	214.4	219.8

Total Benefits and Expenses	405.3	370.7	1,647.8	1,569.0	1,504.7

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$64.8	$76.2	$227.9	$221.9	$159.7

Operating Ratios
Benefit Ratio	73.9%	73.1%	76.8%	77.6%	81.0%
Operating Expense Ratio	13.7%	12.4%	13.0%	13.1%	14.5%
Before-tax Profit Margin	15.0%	18.8%	13.2%	13.6%	10.5%

8.1

UnumProvident Financial Results for Brokerage Voluntary Life and Other

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Brokerage Voluntary Life	$43.4	$40.0	$175.2	$155.9	$137.3
Brokerage Voluntary Other	6.7	3.1	24.0	9.7	3.3

Total Premium Income	50.1	43.1	199.2	165.6	140.6
Net Investment Income	11.1	9.7	43.5	38.5	38.9
Other Income	3.5	2.7	12.0	11.8	9.7

Total Operating Revenue	64.7	55.5	254.7	215.9	189.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	38.6	31.9	145.3	129.0	115.5
Commissions	15.8	11.8	62.2	47.6	30.7
Deferral of Policy Acquisition Costs	(17.5)	(14.4)	(70.1)	(54.0)	(33.9)
Amortization of Deferred Policy Acquisition Costs	8.1	5.1	33.9	23.5	19.7
Amortization of Value of Business Acquired	—	0.1	0.3	0.4	0.4
Operating Expenses	11.9	11.2	46.2	39.1	32.2

Total Benefits and Expenses	56.9	45.7	217.8	185.6	164.6

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$7.8	$9.8	$36.9	$30.3	$24.6

Operating Ratios
Benefit Ratio	77.0%	74.0%	72.9%	77.9%	82.1%
Operating Expense Ratio	23.8%	26.0%	23.2%	23.6%	22.9%
Before-tax Profit Margin	15.6%	22.7%	18.5%	18.3%	17.5%

8.2

UnumProvident Financial Results for Colonial Segment

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income
Income Protection	$117.9	$112.1	$464.9	$437.8	$406.4
Life	25.3	20.4	96.7	80.4	73.7
Other	34.0	30.5	131.9	118.5	131.8

Total Premium Income	177.2	163.0	693.5	636.7	611.9
Net Investment Income	25.2	20.4	90.0	79.6	82.8
Other Income	0.4	0.4	2.5	3.7	3.8

Total Operating Revenue	202.8	183.8	786.0	720.0	698.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	103.7	92.2	395.4	357.2	346.4
Commissions	41.2	36.4	164.9	143.9	135.7
Deferral of Policy Acquisition Costs	(40.6)	(37.3)	(166.1)	(148.4)	(135.8)
Amortization of Deferred Policy Acquisition Costs	29.8	26.0	118.3	107.7	100.9
Amortization of Value of Business Acquired	(1.2)	0.4	(0.9)	1.5	1.9
Operating Expenses	32.3	29.9	127.7	120.6	111.4

Total Benefits and Expenses	165.2	147.6	639.3	582.5	560.5

Operating Income Before Income Taxes and Net Realized Investment Gains and Losses	$37.6	$36.2	$146.7	$137.5	$138.0

Operating Ratios
Benefit Ratio	58.5%	56.6%	57.0%	56.1%	56.6%
Operating Expense Ratio	18.2%	18.3%	18.4%	18.9%	18.2%
Before-tax Profit Margin	21.2%	22.2%	21.2%	21.6%	22.6%

UnumProvident Financial Results for Other Segment

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Premium Income	$7.7	$2.7	$34.3	$37.6	$111.8
Net Investment Income	33.3	34.8	140.1	154.2	182.7
Other Income	2.1	12.3	31.4	39.5	51.0

Total Operating Revenue	43.1	49.8	205.8	231.3	345.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	40.6	36.2	157.1	161.1	211.4
Commissions	1.6	0.1	10.8	3.1	5.5
Deferral of Policy Acquisition Costs	0.1	(0.1)	0.1	—	(0.3)
Amortization of Deferred Policy Acquisition Costs	(0.1)	—	—	0.1	30.6
Amortization of Value of Business Acquired	—	—	—	—	—
Operating Expenses	3.2	5.0	12.9	21.6	44.5

Total Benefits and Expenses	45.4	41.2	180.9	185.9	291.7

Operating Income (Loss) Before Income Taxes and Net Realized Investment Gains and Losses	$(2.3)	$8.6	$24.9	$45.4	$53.8

UnumProvident Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2001
Operating Revenue
Net Investment Income	$11.1	$0.6	$23.6	$4.9	$20.8
Other Income (Loss)	(1.4)	4.8	8.0	29.1	24.8

Total Operating Revenue	9.7	5.4	31.6	34.0	45.6

Benefits and Expenses
Interest and Debt Expense	49.8	42.4	187.2	162.4	169.6
Amortization of Goodwill	—	—	—	—	26.6
Unallocated Operating Expenses	6.5	14.0	37.9	26.6	20.0

Total Benefits and Expenses	56.3	56.4	225.1	189.0	216.2

Operating Loss Before Income Taxes and Net Realized Investment Gains and Losses	$(46.6)	$(51.0)	$(193.5)	$(155.0)	$(170.6)

UnumProvident Investment Fact Sheet at December 31, 2003

	12/31/2003
Bonds (Fair Value)
Public	$18,603.8	59.9%
Mortgage-backed Securities	4,473.8	14.4
Private Placements	3,737.4	12.0
High Yield	2,437.2	7.8
Government Securities	1,514.8	4.9
Municipal Securities	56.7	0.2
Open Derivatives	234.9	0.8

Total	$31,058.6	100.0%

	12/31/2003	9/30/2003
Selected Statistics
Portfolio Yield*	7.15%	7.26%
Average Duration	8.96	8.83
Average Credit Quality	A	A

*	Bond equivalent yield is a book value and duration weighted average of the yield on the fixed income securities in the portfolio.

	Book Value	Fair Value
Quality Ratings of Bonds
Aaa	24.4%	23.9%
Aa	6.0	6.1
A	23.4	24.2
Baa	37.4	38.0
Below Baa	8.8	7.8

Total	100.0%	100.0%

Schedule BA and Non-Current
Total Non-Current Investments	$235.9	$228.1
Total Schedule BA Assets	$111.0	$39.4

UnumProvident Investment Fact Sheet at December 31, 2003

Fixed Maturity Bonds—By Industry Classification-Unrealized Gain/Loss

	Fair Value	Net Unrealized Gain/Loss	Fair Value of Bonds with Loss	Gross Unrealized Loss	Fair Value of Bonds with Gain	Gross Unrealized Gain
Classification
Basic Industry	$2,413.9	$175.6	$432.9	$(35.7)	$1,981.0	$211.3
Canadian	924.6	172.7	—	—	924.6	172.7
Capital Goods	2,129.1	223.7	229.7	(13.6)	1,899.4	237.3
Communications	2,713.7	291.2	387.2	(21.5)	2,326.5	312.7
Consumer Cyclical	1,396.0	105.8	142.8	(6.4)	1,253.2	112.2
Consumer Non-Cyclical	3,350.4	250.3	669.8	(32.4)	2,680.6	282.7
Derivative Instruments	234.9	234.9	(11.9)	(11.9)	246.8	246.8
Energy (Oil & Gas)	2,598.7	307.7	207.5	(17.7)	2,391.2	325.4
Financial Institutions	2,068.3	72.2	696.6	(77.9)	1,371.7	150.1
Mortgage/Asset Backed	4,473.8	462.3	55.6	(2.1)	4,418.2	464.4
Sovereigns	491.1	17.9	274.0	(7.7)	217.1	25.6
Technology	293.0	19.8	99.3	(3.3)	193.7	23.1
Transportation	1,137.2	90.0	159.8	(44.6)	977.4	134.6
U.S. Government Agencies	1,873.2	(120.6)	1,231.4	(160.8)	641.8	40.2
Utilities	4,960.7	471.3	919.0	(55.4)	4,041.7	526.7

Total	$31,058.6	$2,774.8	$5,493.7	$(491.0)	$25,564.9	$3,265.8

Gross Unrealized Loss on Fixed Maturity Bonds By Length of Time in Unrealized Loss Position

	Investment Grade		Below Investment Grade
	Fair Value	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss
Category
Less than 91 days	$1,078.2	$(23.0)	$32.2	$(7.3)
91 through 180 days	1,930.5	(80.7)	34.6	(3.8)
181 through 270 days	1,146.6	(179.2)	22.3	(1.5)
271 days to 1 year	58.6	(4.0)	8.2	(1.9)
Greater than 1 year	250.4	(50.2)	932.1	(139.4)

Total	$4,464.3	$(337.1)	$1,029.4	$(153.9)

12.1

Notes to Statistical Supplement

(All numbers are before tax, except as noted)

2003 Accounting Principle Changes

4th Quarter

Effective October 1, 2003, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133 Implementation Issue B36 (DIG Issue B36), Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposure That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments. DIG Issue B36 addresses financial accounting and reporting for embedded derivatives in modified coinsurance contracts that incorporate credit risk exposure unrelated to the credit risk of the counterparty to the reinsurance contract and requires the bifurcation of any such derivative from the host reinsurance contract. The Company has two reinsurance contracts for which DIG Issue B36 is applicable. The adoption of DIG Issue B36 resulted in an increase in fixed maturity securities of $61.3 million to record the fair value of the embedded derivatives and a $39.9 million cumulative effect of accounting principle change, net of $21.4 million in tax.

Effective December 31, 2003, the Company adopted the provisions of Interpretation No. 46 (Interpretation 46), Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (ARB) No. 51. Interpretation 46 expands upon ARB No. 51, Consolidated Financial Statements, to address financial accounting and reporting for certain entities in which a controlling financial interest cannot be identified based on an evaluation of voting interests. Transition to the provisions of Interpretation 46 required the Company to consolidate four special purpose entities whose purposes are to support the Company’s investment objectives. Prior to December 31, 2003, these entities were accounted for as fixed maturity securities in the available for sale portfolio and carried at fair value which was derived from the fair value of the underlying assets. For these four entities, the adoption of Interpretation 46 had no impact on the fair value of total invested assets reported in the Company’s consolidated statement of financial condition.

Adoption of Interpretation 46 also resulted in the de-consolidation of a trust that currently holds $300.0 million of junior subordinated debt securities of the Company and has issued a similar amount of mandatorily redeemable preferred securities. The impact of the de-consolidation was the elimination of the company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debt securities of the company included in the consolidated statement of financial condition and an increase of $300.0 million in long-term debt.

Effective January 1, 2003, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, and selected the prospective method of adoption allowed under the provisions of Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure. The adoption decreased after tax results for 2003 approximately $0.6 million.

(continued on next page)	13

2003 Public Offerings

In the second quarter of 2003, the Company issued a total of 52,877,000 shares of common stock, par value $0.10 per share, related to a public offering. In addition, the Company issued a total of 23,000,000 8.25% adjustable conversion-rate equity security units (units) related to a public offering. The Company received approximately $547.7 million in proceeds from the sale of the shares of common stock and $557.8 million in proceeds from the sale of the units after deducting underwriting discounts. Each unit has a stated amount of $25 and will initially consist of (a) a contract pursuant to which the holder agrees to purchase, for $25, shares of the Company’s common stock on May 15, 2006 and (b) a 1/40, or 2.5%, ownership interest in a senior note issued by the Company due May 15, 2008 with a principal amount of $1,000. The purchase contract element of the units contributes to the number of weighted average common shares, assuming dilution, when the average market price of the Company’s common stock is greater than the threshold appreciation price of $13.27 per share and the Company has income from continuing operations. When such occurs, the impact of the purchase contract element of the units on the number of weighted average common shares, assuming dilution, at various quarterly average stock price levels is as follows:

Quarterly Average Stock Price	Dilutive Share Impact (in millions)
$13.00	no impact
$13.50	0.7
$14.00	2.3
$15.00	5.0
$16.00	7.4
$17.00	9.5
$18.00	11.4

2003 Other Items

4th Quarter

Included in the fourth quarter of 2003 results is an after tax increase in group income protection reserves of $286.0 million, or $440.0 million before tax. In January 2004, the Company completed its annual review of claim reserves to ensure that its claim reserves make adequate and reasonable provision for future benefits and expenses. Approximately $300.0 million of the reserve strengthening reflects implementation of a lower discount rate for its group income protection claim reserves. The discount rate was lowered to reflect the Company’s expectation of future investment portfolio yield rates and the Company’s new discount rate management approach of maintaining a wider spread between its group income protection portfolio investment yield rate and its average discount rate. The Company’s new discount rate management approach is intended to better reflect the current investment environment and position the Company to be more responsive with discounts rates on new incurred claims as changes to the investment environment emerge. Approximately $140.0 million of the reserve increase relates to a strengthening of the morbidity assumptions to reflect the impact of the continuing weak economic cycle on claim incidence and severity. Claim incidence in the second half of 2003 was 8 percent higher than the first half of the year and 5 percent above the second half of 2002. Increased claim incidence is expected to continue at an elevated level for several quarters as the early indications of a recovering economy are not yet reflected in improved consumer confidence or job creation. The reserve increase represents a 5.4 percent increase in total net group income protection reserves as of December 31, 2003, which were $8.186 billion prior to this increase.

During the fourth quarter of 2003, the Company entered into an agreement to sell its Canadian branch and expects the transaction to close during the first half of 2004. The Canadian branch is accounted for as “held for sale” at December 31, 2003 and also meets the accounting criteria for being reported as a discontinued operation in the consolidated financial statements. In conjunction with the classification of the Canadian branch as held for sale, the Company tested the goodwill related to the Canadian branch for impairment and determined that the balance of $190.9 million was impaired. The Company also recognized a loss of $9.3 million before tax and $6.0 million after tax to write down the value of bonds in the Canadian branch investment portfolio to market value. These two charges, $200.2 million before and $196.9 million after tax, are included in the loss from discontinued operations.

(continued on next page)	13.1

Additionally, during the fourth quarter of 2003, the Company recognized losses of $14.7 million before tax and $5.3 million after tax related to its Japan and Argentina operations, which are accounted for as “held for sale” assets and as such must be reported at the lower of the carrying value or fair value less cost to sell. Because the Company intends to have a continuing presence in each of these operations, they are not considered discontinued operations.

1st Quarter

Included in the net loss for the first quarter of 2003 is an increase in the Company’s group long-term income protection GAAP reserves of $454.0 million before tax, or $295.1 million after tax. In April of 2003, the Company completed an analysis of its assumptions related to its group long-term income protection claim reserves. This analysis was initiated based on a trend in lower net claim recovery rates observed during the first quarter of 2003. The claim recovery rates during the first quarter were below expected levels and were lower than those experienced in the past three years. The analysis of emerging net claim recovery rates and the reasons driving the changes resulted in a reduction in the Company’s long-term expectations. Based on the analysis noted above, the Company increased its group long-term income protection claim reserves as of March 31, 2003 to reflect its current estimate of future benefit obligations. The analysis indicated not only a decrease in overall claim recovery rates, but a change in claim recovery rates by claim duration.

2002 Cumulative Effect of Accounting Principle Change

1st Quarter

Effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets. The cumulative effect of adopting SFAS 142 was a decrease to net income of $7.1 million, net of a tax benefit of $3.9 million.

2001 Extraordinary Loss and Subsequent Reclassification

4th Quarter

In 2001 the Company redeemed its $172.5 million par value 8.8% monthly income debt securities (junior subordinated debt), which were due in 2025 but callable at par in 2000 and thereafter. This early extinguishment of debt resulted in a write off of the remaining deferred debt cost of $4.5 million associated with the issuance of the securities. Prior to 2003, the write off was reported as an extraordinary loss of $2.9 million, net of a $1.6 million tax benefit, in accordance with then current Statement of Financial Accounting Standards No. 4, Reporting Gains and Losses from Extinguishment of Debt. In 2003, the Company adopted Statement of Financial Accounting Standards No. 145 (SFAS 145), Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections. The effect of the adoption was the reporting reclassification of the extraordinary loss of $4.5 million to operating expense and the corresponding tax benefit of $1.6 million to income tax. The adoption of SFAS 145 had no effect on the Company’s financial position or net income.

2001 Other Items

4th Quarter

The Company wrote off the remaining goodwill balance related to its operations in Argentina, resulting in a decrease in before-tax and after-tax operating income of $5.4 million.

3rd Quarter

The tragedy on September 11, 2001 resulted in a before-tax charge of $24.0 million, or $15.6 million after tax. This charge includes estimated gross ultimate losses from reported and unreported claims of $71.0 million less an estimated $47.0 million recoverable from the Company’s reinsurers.

1st Quarter

A tax benefit of $35.2 million related to the Company’s investment in its foreign reinsurance operations increased after-tax operating income $35.2 million.

13.2